Exhibit 10.36

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

R. Blair Reynolds

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (“Amendment No. 1”) is entered into as of the 15th day of December, 2005 (the “Effective Date”), and amends that certain EMPLOYMENT AGREEMENT dated as of January 25, 2005 (the “Employment Agreement”) by and between AmericanWest Bancorporation, a Washington corporation (“AWBC”), its wholly owned subsidiary AmericanWest Bank, a Washington state-chartered bank (the “Bank” and, together with AWBC, “Employer”) and R. Blair Reynolds (“Executive”).

SECTION 1. The final sentence of Section 2 of the Employment Agreement is hereby amended to delete “Senior Vice President and General Counsel” and, in its stead, insert “Executive Vice President and General Counsel”.

SEC. 2. The first two sentences of Section 3 of the Employment Agreement are hereby amended to change the term of employment therein set forth from one year to two years, effective as of the Effective Date, so that those sentences shall read, in their entirety, as follows (the remainder of said Section 3 to remain unchanged):

The term of this Agreement (“Term”) is two years, commencing on December 15, 2005. Unless earlier terminated pursuant to the provisions hereof, this Agreement shall be automatically renewed for successive two-year terms (each a “Renewal Term”) unless either party gives written notice of non-renewal to the other not less than six (6) months prior to the end of the Term.

SEC. 3. Section 4 of the Employment Agreement is hereby amended to delete, in both places where it appears, “Senior Vice President and General Counsel” and, in its stead, insert “Executive Vice President and General Counsel”.

SEC. 4. The introductory paragraph to Section 11(b)(1) of the Employment Agreement is hereby amended to delete “one (1) year” and, in its stead, insert “two (2) years”.

SEC. 5. Clause (A) of subparagraph (i) of Section 11(b)(1) of the Employment Agreement is hereby amended to delete “one (1) year” and, in its stead, insert “two (2) years”.

SEC. 6. The introductory paragraph to Section 11(c)(1) of the Employment Agreement is hereby amended to delete “one (1) year” and, in its stead, insert “two (2) years”.

SEC. 7. No change is intended by this Amendment No. 1 to the present compensation of Executive. Except as amended and modified by this Amendment No. 1, the Employment Agreement, as hereby amended and supplemented, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 28th day of December, 2005, effective as of the date herein first above written.

EXECUTIVE		AMERICANWEST BANCORPORATION

By	/s/ R. Blair Reynolds	By	/s/ Robert M. Daugherty
	R. Blair Reynolds		Robert M. Daugherty
President and Chief Executive Officer

AMERICANWEST BANK

		By	/s/ Robert M. Daugherty
Robert M. Daugherty
President and Chief Executive Officer

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